                                                                    EXHIBIT 10.2

                             SUBSCRIPTION FOR SHARES

                     FOR USE BY PERSONS WHO ARE RESIDENT IN:

         (A) ALBERTA, BRITISH COLUMBIA, SASKATCHEWAN OR MANITOBA AND ARE SUBSCRIBING PURSUANT TO THE MULTILATERAL INSTRUMENT 45-103 (1) ACCREDITED INVESTOR EXEMPTION OR (2) FAMILY, FRIENDS AND BUSINESS ASSOCIATES EXEMPTION; OR

         (B) ONTARIO AND ARE SUBSCRIBING PURSUANT TO THE O.S.C. RULE 45-501 ACCREDITED INVESTOR EXEMPTION.


TO: MYRIAD ENTERTAINMENT & RESORTS INC. (THE "CORPORATION")

The undersigned (hereinafter referred to as the "SUBSCRIBER") hereby irrevocably subscribes for and agrees to purchase the number of shares (the "MYRIAD SUBSCRIBED SHARES" or "SUBSCRIBED SHARES") indicated below, of Common Stock, $.001 par value per share (a "Myriad Share") in the capital of the Corporation for the aggregate subscription price set forth below, representing a subscription price of USD$______ per Subscribed Share, upon and subject to the terms and conditions set forth in the attached "Securities Purchase Agreement" and "Terms and Conditions of Subscription for Subscribed Shares of Myriad Entertainment & Resorts Inc." attached hereto which forms a part hereof (collectively, this "SUBSCRIPTION AGREEMENT"). In addition to this face page, the Subscriber must complete all applicable appendices attached hereto.

--------------------------------------------------------------------    --------------------------------------------------------
____________________________________________________                    NUMBER OF SUBSCRIBED SHARES:
Name of Subscriber (please print)                                       _____________________________________________________

By: ________________________________________________                    AGGREGATE SUBSCRIPTION PRICE:
     Authorized Signature

____________________________________________________
Official Capacity or Title (please print)

____________________________________________________                    --------------------------------------------------------
(Please print name of individual whose signature appears                If the Subscriber is signing as agent for a principal
above if different than the name of the subscriber                      and is not a trust company or an insurer or a portfolio
printed above)                                                          manager, and is purchasing as trustee or agent for accounts fully managed by it, complete the following:
____________________________________________________
Subscriber's Address, including postal code                             _____________________________________________________
                                                                        Name of Principal
____________________________________________________
                                                                        _____________________________________________________
____________________________________________________                    Principal's Address
Telephone Number
--------------------------------------------------------------------    --------------------------------------------------------



--------------------------------------------------------------------    --------------------------------------------------------
REGISTER THE MYRIAD SHARES AS SET FORTH BELOW:                          DELIVER THE MYRIAD SHARES AS SET FORTH BELOW:

NOTE: ONLY FOR USE WHERE A SUBSCRIBER IS REGISTERING THE                _____________________________________________________
SUBSCRIBED SHARES IN THEIR RRSP OR BROKER'S ACCOUNT                     Name

_____________________________________________________                   _____________________________________________________
Name                                                                    Account reference, if applicable

_____________________________________________________                   _____________________________________________________
Account reference, if applicable                                        Contact Name

_____________________________________________________                   _____________________________________________________
Address, including postal code                                          Address, including postal code

_____________________________________________________                   _____________________________________________________
Contact person, if applicable                                           Telephone Number

Number of Myriad Shares of the Corporation currently held by the Subscriber:______________________________

--------------------------------------------------------------------    --------------------------------------------------------

ACCEPTANCE: The Corporation hereby accepts the above subscription as set forth above on the terms and conditions contained in this Subscription Agreement.

MYRIAD ENTERTAINMENT & RESORTS INC.

By:____________________________                         __________________, 2005

        THIS IS THE FIRST PAGE OF AN AGREEMENT COMPRISED OF 10 PAGES PLUS APPENDICES "A", "B", "C" AND "D"

                                                                                                    +--------------+
                                                                                                    | NO           |
                                                                                                    |              |
                                                                                                    +--------------+


                    TERMS AND CONDITIONS OF SUBSCRIPTION FOR
            SUBSCRIBED SHARES OF MYRIAD ENTERTAINMENT & RESORTS INC.

REPRESENTATIONS, WARRANTIES AND COVENANTS BY SUBSCRIBER. By executing this Subscription Agreement, the Subscriber represents, warrants and covenants to the Corporation (and acknowledges that the Corporation and its respective counsel are relying thereon) that:

the Subscriber has been independently advised as to the applicable hold period imposed in respect of the Myriad Subscribed Shares, and confirms that no representation has been made respecting the applicable hold periods for the Myriad Subscribed Shares, and that the Subscriber is aware of the fact that the Subscriber may not be able to resell any part of the Myriad Subscribed Shares except in accordance with applicable securities legislation and regulatory policy until expiry of the applicable hold period and compliance with the other requirements of applicable law;

the Subscriber has not become aware of any advertisement in printed public media, radio, television or telecommunications, including electronic display such as the Internet with respect to the distribution of the Myriad Subscribed Shares;

it has not relied upon any verbal representation as to fact or otherwise made by or on behalf of the Corporation except as expressly set forth herein;

the Subscriber is resident in the jurisdiction set forth in this Subscription
         Agreement as the "Subscriber's Address" below the Subscriber's signature as set forth on the first page hereof and if the Subscriber is acting as agent for a disclosed principal/beneficial purchaser, such disclosed principal/beneficial purchaser is resident in the jurisdiction set forth in this Subscription Agreement as the "Principal's Address" of the beneficial purchaser and the purchase by and sale to the Subscriber of the Subscribed Shares, and any act, solicitation, conduct or negotiation directly or indirectly in furtherance of such purchase and sale (whether to the Subscriber or to any beneficial purchaser for whom it may be acting) has occurred only in such jurisdiction;

unless exempted by an order of the securities commission or similar regulatory authority (the "Securities Commission") of the province in which the Subscriber resides, the Subscriber satisfies one of paragraphs (i) or
         (ii) below:

         the Subscriber is purchasing the Subscribed Shares, as principal for its own account and not for the benefit of any other person, and not with a view to the resale or distribution of all or any of the Myriad Shares comprising the Subscribed Shares, and:

                  if the Subscriber is resident in Ontario, the Subscriber is an
                           "accredited investor" as defined in Exhibit "1" of Appendix "A" attached hereto and has concurrently executed and delivered a Representation Letter in the form attached hereto as Appendix "A", including Exhibit "1" thereto completed as directed, and the acknowledgments contained therein are true and correct as of the date of the execution by the Subscriber of this Subscription Agreement, and will be true and correct as of the Closing Time (as defined herein), and fully and truly state those facts necessary for the Corporation to rely on the relevant exemptions from the prospectus requirements within the meaning of the Securities Act (Ontario), or if the Subscriber is resident in Alberta, British Columbia,
                           Saskatchewan or Manitoba,

                           the Subscriber is an "accredited investor" as defined
                                    in Exhibit "1" of Appendix "B" attached
                                    hereto and has concurrently executed and delivered a Representation Letter in the form attached hereto as Appendix "B", including Exhibit "1" thereto completed as directed, and the acknowledgments contained therein are true and correct as of the date of the execution by the Subscriber of this Subscription Agreement, and will be true and correct as of the Closing Time (as defined herein), and fully and truly state those facts necessary for the Corporation to rely on the relevant exemptions from the prospectus requirements within the meaning of the Securities Act of the jurisdiction in which the subscriber is resident, or the Subscriber acknowledges that (by circling one of
                                    1 through 10 below and underlining the
                                    applicable relationship), the Subscriber is:

                                    a director, senior officer or control person of the Corporation, or of an affiliate of the Corporation,

                                    a spouse, parent, grandparent, brother,
                                    sister or child of a director, senior
                                    officer or control person of the
                                    Corporation, or of an affiliate of the
                                    Corporation,

                                    a parent, grandparent, brother, sister or child of the spouse of a director, senior officer or control person of the Corporation or of an affiliate of the Corporation, a close personal friend of a director,
                                    senior officer or control person of the
                                    Corporation, or of an affiliate of the
                                    Corporation,

                                    a close business associate of a director, senior officer or control person of the Corporation, or of an affiliate of the Corporation,

                                    a founder of the Corporation or a spouse, parent, grandparent, brother, sister or child of a founder of the Corporation,

                                    a close personal friend or close business associate of a founder of the Corporation,

                                    a parent, grandparent, brother, sister or child of the spouse of a founder of the Corporation,

                                    a person or company of which a majority of the voting securities are beneficially owned by, or a majority of the directors are, persons or companies described in paragraphs 1 to 8, or a trust or estate of which all of the
                                    beneficiaries or a majority of the trustees are persons or companies described in paragraphs 1 to 8.

                           If the Subscriber circles/underlines 4, 5, 7, 9 or 10 (in the case of 9 or 10, with reference back to 4, 5 or 7):

                           (a) the Subscriber has concurrently executed and delivered a Representation Letter in the form attached hereto as Appendix "C"; and

                           (b) in addition, if resident in Saskatchewan, the Subscriber has concurrently executed and delivered a Risk Acknowledgement in the form attached hereto as Appendix "D", and the information contained therein is true and correct as of the date of the execution by the Subscriber of this Subscription Agreement, and will be true and correct as of the Closing Time (as defined herein), and fully and truly state those facts necessary for the Corporation to rely on the relevant exemptions from the prospectus requirements within the meaning of the Securities Act of the jurisdiction in which the Subscriber is resident;

or

if the Subscriber is not purchasing as principal for its own account and is resident in Alberta, British Columbia, Saskatchewan, Manitoba or Ontario, the Subscriber is duly authorized to enter into this Subscription Agreement and to execute all documentation in connection with the purchase on behalf of each beneficial purchaser for whom the Subscriber acts, each of whom is purchasing as principal for its own account, not for the benefit of any other person, and not with a view to the resale or distribution of all or any of the Myriad Shares comprising the Subscribed Shares; the Subscriber acknowledges that the Corporation is required by law to disclose, on a confidential basis, to certain regulatory authorities, the identity of each beneficial purchaser of the Subscribed Shares for whom the Subscriber may be acting, the Subscriber and each beneficial purchaser are resident in the jurisdiction set out as the "Subscriber's Address" as set forth on the face page of this Subscription Agreement and if the Subscriber is acting as agent for one or more disclosed principals, each of such principals is purchasing as a principal for its own account, not for the benefit of any other person, and not with a view to the resale or distribution of all or any of the Myriad Shares comprising the Subscribed Shares, and each of such principals complies with subparagraphs (A) or (B) of paragraph 1(e)(i) as is applicable to it by virtue of its place of residence and the exemption relied upon and has delivered the Representation Letter referred to under such applicable clause in the manner referred to therein; in addition, notwithstanding that the Subscriber may be purchasing the Subscribed Shares as agent for an undisclosed principal, the Subscriber will provide, on request, particulars as to the identity of such undisclosed principal as may be required by the Corporation (in order to comply with the foregoing);

if the Subscriber is not an individual but is a corporation, syndicate, partnership or other form of unincorporated organization, it pre-existed the offering of the Subscribed Shares and has a bona fide purpose other than investment in the Subscribed Shares;

if the Subscriber is resident in Alberta, British Columbia, Saskatchewan, Manitoba or Ontario but not purchasing thereunder, the Subscriber is purchasing pursuant to an exemption from prospectus or registration requirements (particulars of which are enclosed herewith) available to the Subscriber under applicable securities legislation and shall deliver to the Corporation such further particulars of the exemption and the Subscriber's qualifications thereunder as the Corporation may reasonably request;

the Subscriber is aware that the Subscribed Shares issuable pursuant hereto have not been and will not be registered under the United States Securities Act of 1933, as amended (the "U.S. Securities Act") or the securities laws of any state of the United States and that these securities may not be offered or sold in the United States without registration under the U.S. Securities Act or compliance with requirements of an exemption from registration;

the Subscriber is not a "U.S. Person" (as that term is defined by Regulation S under the U.S. Securities Act, estate or trust of which any executor or administrator or trustee, respectively, is a U.S. Person and any partnership or corporation organized or incorporated under the laws of the United States) and is not acquiring the Subscribed Shares for the account or benefit of a U.S. Person or a person in the United States;

the Subscribed Shares have not been offered to the Subscriber in the United
         States, and the individuals making the order to purchase the Subscribed Shares, and executing and delivering this Subscription Agreement on behalf of the Subscriber were not in the United States when the order was placed and this Subscription Agreement was executed and delivered;

the Subscriber undertakes and agrees not to offer or sell any or all of the Myriad Shares comprising the Subscribed Shares in the United States unless such securities are registered under the U.S. Securities Act and the securities laws of all applicable states of the United States or an exemption from such registration requirements is available, and further that the Subscriber will not resell any of the Myriad Shares comprising the Subscribed Shares except in accordance with the provisions of applicable securities legislation, regulations, rules, policies and orders and stock exchange rules or engage in hedging transactions with regard to such securities except in compliance with the U.S. Securities Act;

the Subscriber understands and agrees that the Corporation is required to refuse to register any transfer of the Myriad Shares comprising the Subscribed Shares not made in accordance with the provisions of Regulation S under the U.S. Securities Act, or pursuant to registration or exemption from registration under the U.S. Securities Act;

if an individual, the Subscriber is of the full age of majority and is legally competent to execute this Subscription Agreement and take all action pursuant hereto;

this Subscription Agreement has been duly and validly authorized, executed and delivered by and constitutes a legal, valid, binding and enforceable obligation of the Subscriber;

to the knowledge of the Subscriber, the entering into of this Subscription
         Agreement and the transactions contemplated hereby will not result in the violation of any of the terms and provisions of any law application to, or the constating documents of, the Subscriber or of any agreement, written or oral, to which the Subscriber may be a party, or by which it is or may be bound;

the Subscriber has such knowledge in financial and business affairs as to be capable of evaluating the merits and risks of its investment and the Subscriber, or, where it is not purchasing as principal, each beneficial purchaser, is able to bear the economic risk of loss of its investment;

the Subscriber understands that the sale and delivery of the Subscribed Shares is conditional upon such sale being exempt from the requirements as to the filing of a prospectus or upon the issuance of such orders, consents or approvals as may be required to permit such sale without the requirement of filing a prospectus and, as a consequence, certain protections, rights and remedies provided by such securities legislation will not be available to the Subscriber (or such others on behalf of whom the Subscriber is contracting hereunder);

the Subscriber is aware that no securities commission or similar regulatory authority has reviewed or passed on the merits of the Myriad Shares comprising the Subscribed Shares and any representation to the contrary is an offence; there is no government or other insurance covering the Myriad Shares comprising the Subscribed Shares; there are risks associated with the purchase of the Myriad Shares comprising the Subscribed Shares;

if required by applicable securities legislation, regulations, rules, policies or orders or by any securities commission, stock exchange or other regulatory authority, the Subscriber will execute, deliver, file and otherwise assist the Corporation in filing, such reports, undertakings and other documents with respect to the issue of the Subscribed Shares;

the Subscriber does not act jointly or in concert with any other Subscriber for Subscribed Shares for the purposes of the acquisition of the Subscribed Shares;

the Subscriber is capable of assessing the proposed investment as a result of the Subscriber's financial experience or as a result of advice received from a registered dealer or registered advisor other than the Corporation or any affiliates thereof and the Subscriber acknowledges that its subscription for Subscribed Shares hereunder may be part of a larger offering of securities by the Corporation;

in the case of a subscription by the Subscriber for Subscribed Shares acting as agent for a disclosed principal, the Subscriber is duly authorized to execute and deliver this Subscription of such principal and this Subscription Agreement has been duly authorized, executed and delivered by or on behalf of, and constitutes the legal, valid and binding agreement of, such principal;

the subscription by the Subscriber is subject to the acceptance of the Corporation and is effective only upon such acceptance;

none of the funds the Subscriber is using to purchase the Subscribed Shares are, to the knowledge of the Subscriber, proceeds obtained or derived, directly or indirectly, as a result of illegal activities;

the delivery of this subscription, the acceptance hereof by the Corporation, the issuance of the Subscribed Shares to the Subscriber complies with all applicable laws of the Subscriber's jurisdiction of residence and domicile and will not cause the Corporation or any of its officers or directors to become subject to or require any disclosure, prospectus or other reporting requirement;

the Subscriber, on its own behalf and (if applicable) on the behalf of others for whom the Subscriber is contracting hereunder, understands and acknowledges that the Myriad Shares comprising the Subscribed Shares will be subject to statutory hold periods or resale restrictions in the jurisdiction in which the Subscriber (or such others on behalf of whom the Subscriber is contracting hereunder) is resident and certificates representing each of the Myriad Shares comprising the Subscribed Shares will contain a legend to the effect that the securities represented thereby are subject to restrictions on transfer or a statutory hold period, respectively; it is the sole responsibility of the Subscriber (or such others on behalf of whom the Subscriber is contracting hereunder) to determine what these restrictions are and to comply with those restrictions before selling or transferring the Myriad Shares comprising the Subscribed Shares;

the Subscriber will not resell either or any part of the Myriad Shares comprising the Subscribed Shares except:

         in accordance with the provisions of applicable securities legislation and stock exchange rules, and in compliance with such restrictions on resale applicable under the applicable securities legislation to which the Myriad Shares comprising the Subscribed Shares may be subject;

no person has made any written or oral representations:

         that any person will resell or repurchase the Myriad Shares comprising the Subscribed Shares or will refund the subscription price, except as permissible under applicable law; or

         as to the future price or value of the Myriad Shares comprising the Subscribed Shares.

if the Subscriber is a corporation, partnership, unincorporated association or other entity, the Subscriber has the legal capacity and competence to enter into and be bound by this Subscription Agreement and that all necessary approvals of its directors, shareholders or otherwise have been given and obtained; and

if the Subscriber is purchasing as an agent or trustee for accounts that are fully managed by it, the Subscriber acknowledges that as it is deemed to be purchasing securities as principal under applicable securities legislation, it is bound by the provisions of such legislation as though it were the sole beneficial owner of the said securities, and the Subscriber undertakes to comply with all provisions of the applicable securities legislation relating to ownership of, and trading in, securities including, without limitation, the filing of insider reports and reports of acquisitions.

PRIVACY. In connection with this Subscription Agreement the Corporation is collecting certain "personal information", as that term is defined in applicable privacy legislation, including, without limitation the Personal Information Protection Act (Alberta), S.A 2003, c.P-6.5, and any applicable similar, replacement or supplemental provincial or federal legislation or laws in effect from time to time, regarding the Subscriber. The Corporation agrees it shall only use and disclose such personal information for purposes consistent for that which it was initially collected without first obtaining consent from the Subscriber, not to be unreasonably withheld. In addition to the foregoing, the Subscriber agrees and acknowledges that the Corporation may use and disclose the Subscriber's personal information and that of its representative/agent as follows:

for internal use with respect to managing the relationships between and contractual obligations of the Corporation and the Subscriber;

for use and disclosure for income tax related purposes, including without limitation, where required by law, disclosure to the Canada Customs and Revenue agency;

disclosure to securities commissions and other regulatory bodies with jurisdiction with respect to reports of trade and similar regulatory filings;

disclosure to a governmental or other authority to which the disclosure is required by court order or subpoena compelling such disclosure and where there is no reasonable alternative to such disclosure;

disclosure to professional advisers of the Corporation in connection with the performance of their professional services;

disclosure to any person where such disclosure is necessary for legitimate business reasons and is made with the prior written consent of the Subscriber;

disclosure to a court determining the rights of the parties under this Subscription Agreement; or

use and disclosure as otherwise required or permitted by law.

REPRESENTATIONS, WARRANTIES AND COVENANTS MADE NOW AND AT CLOSING. The Subscriber agrees that the above representations, warranties and covenants will be true and correct both as of the execution of this Subscription Agreement and as of the Closing Time (as defined herein) and will survive the completion of the issuance of the Subscribed Shares and shall continue in full force and effect and is binding on the Subscriber notwithstanding any subsequent disposition by the Subscriber of any or all of the Myriad Shares comprising the Subscribed Shares.

RELIANCE. The foregoing representations, warranties, covenants, acknowledgements and agreements are made by the Subscriber with the intent that they be relied upon by the Corporation in determining its suitability as a purchaser of the Subscribed Shares. The Subscriber undertakes to notify the Corporation, at the address noted in section 22, immediately of any change in any representation, warranty or other information relating to the Subscriber set forth herein which takes place prior to the Closing Time (as defined in paragraph 5(c) below). The Corporation shall be entitled to rely on the representations and warranties of the Subscriber contained in section 1.

CLOSING.

The Subscriber agrees to deliver to the Corporation, or as the Corporation may direct, as soon as possible:

         this duly completed and executed Subscription Agreement;

         a certified cheque or bank draft payable to the Corporation for the aggregate subscription price of the Corporation subscribed for under this Subscription Agreement or payment of the same amount in such other manner as is acceptable to the Corporation;

         if the Subscriber is resident in Ontario, one manually signed and completed copy of the Representation Letter attached as Appendix "A" hereto, including Exhibit "1" attached thereto;

         if the Subscriber is resident in Alberta, British Columbia, Saskatchewan or Manitoba and relying on the Multilateral Instrument 45-103:

                  Accredited Investor Exemption, one manually signed and
                           completed copy of the Representation Letter attached as Appendix "B" hereto, including Exhibit "1" attached thereto; or

                  Family, Friends and Business Associates Exemption, one
                           manually signed and completed copy of the Representation Letter attached as Appendix "C" hereto and, in addition, if the Subscriber is resident in Saskatchewan, one manually signed and completed copy of the Representation Letter attached as Appendix "D" hereto;

         and

         such manually signed and completed copies of such other documents as may be requested by the Corporation or as contemplated by this Subscription Agreement.

Notwithstanding the foregoing, this Subscription Agreement may be accepted in whole or in part and the right is reserved to the Corporation to allot to any subscriber less than the amount of the Subscribed Shares subscribed for. Confirmation of acceptance or rejection of this Subscription Agreement will be forwarded to the Subscriber by the Corporation promptly after the acceptance or rejection of this Subscription Agreement by the Corporation. If this Subscription Agreement is rejected in whole, the Subscriber understands that any certified cheques or bank drafts delivered by it to the Corporation representing the purchase price for the Subscribed Shares will be promptly returned to it without interest. If this Subscription Agreement is accepted only in part, the Subscriber understands that a cheque representing the portion of the purchase price for that portion of its subscription for the Subscribed Shares which are not accepted will be promptly delivered to it without interest.

The sale of the Subscribed Shares (the "Closing") contemplated by this Subscription Agreement will be completed on such date (the "Closing Date") and time (the "Closing Time") as the Corporation may determine in its discretion acting reasonably.

FACSIMILE COPIES. The Corporation shall be entitled to rely on delivery of a facsimile copy of executed subscriptions, and acceptance by the Corporation of such facsimile subscriptions shall be legally effective to create a valid and binding agreement between the Subscriber and the Corporation in accordance with the terms hereof. Notwithstanding the foregoing, the Subscriber shall deliver originally executed copies of the documents listed in Section 5(a) hereof to the Corporation within two (2) business days of the Closing Time. In addition, this Subscription Agreement may be executed in counterparts, each of which shall be deemed an original and all of which shall constitute one and the same document.

GOVERNING LAW. The contract arising out of this Subscription Agreement and all documents relating thereto, which by common accord has been or will be drafted in English, shall be governed by and construed in accordance with the laws of the Province of Alberta and the laws of Canada applicable therein. The Subscriber and any beneficial purchaser for whom it is acting hereby irrevocably attorn to the non-exclusive jurisdiction of the courts of the Province of Alberta with respect to any matters arising out of this Subscription Agreement.

REGULATORY APPROVAL. The contract arising out of this Subscription Agreement shall be subject to any applicable regulatory approval.

SEVERABILITY. The invalidity, illegality or unenforceability of any provision of this Subscription Agreement or of any covenant contained herein shall not affect the validity, legality or enforceability of any other provision, covenant or agreement hereof or herein contained.

ENTIRE AGREEMENT. This Subscription Agreement represents the entire agreement of the parties hereto relating to the subject matter hereof and there are no representations, covenants or other agreements relating to the subject matter hereof except as stated or referred to herein. This Subscription Agreement shall not constitute or be construed to constitute a partnership of any kind whatsoever between the parties.

SURVIVAL. The covenants, representations and warranties contained herein shall survive the closing of the transactions contemplated hereby and shall be binding on and enure for the benefit of the parties hereto and their respective heirs, executors, administrators, successors and assigns.

NON-CANCELLATION. The Subscriber, on its own behalf and, if applicable, on behalf of others for whom it is contracting hereunder, agrees that this subscription is made for valuable consideration and may not be withdrawn, canceled, terminated or revoked by the Subscriber, on its own behalf and, if applicable, on behalf of others for whom it is contracting hereunder.

AMENDMENT. Neither this Subscription Agreement nor any provision hereof shall be modified, changed, discharged or terminated except by an instrument in writing signed by the party against whom the waive, change, discharge or termination is sought.

ASSIGNMENT. This Subscription Agreement may not be assigned by either party hereto without the prior written consent of the other party. This Subscription Agreement shall enure to the benefit of and be binding upon the parties and their respective successors, heirs, executors and other personal legal representatives and permitted assigns.

INTERPRETATION. In this Subscription Agreement, words importing the singular number only shall include the plural and vice versa, and words importing any gender shall include all genders. The headings of the sections herein are inserted for convenience of reference only and shall not be construed to affect the interpretation of this Subscription Agreement.

INDEPENDENT ADVICE. The Subscriber hereby acknowledges that it has been advised that it should obtain independent legal and business advice as to the terms of this Subscription Agreement and the transactions contemplated hereby. The Subscriber expressly confirms that it has obtained or waived such independent legal and business advice.

ENGLISH LANGUAGE AGREEMENT. The parties hereby acknowledge that they have requested that this Subscription Agreement and all related documents be drawn up in the English language. Les parties aux presentes reconnaissent qu'elles ont exige que la presente convention et tout document qui s'y rattachent soient rediges en anglais et s'en declarent satisfaites.

TIME OF ESSENCE.  Time shall be of the essence hereof.

COSTS. All costs and expenses incurred by the Subscriber and any beneficial purchaser for whom it is acting as trustee or agent (including any fees and disbursements of any special counsel obtained by it) relating to the sale of the Subscribed Shares hereunder shall be borne by the Subscriber.

CURRENCY. Except as otherwise indicated herein, all dollar amounts referred to herein are in Canadian dollars.

STATUTORY REFERENCES. Unless otherwise indicated, any reference to a statute or enactment herein is a reference to a statute or enactment as amended.

NOTICES. Any notice or other communication to be given hereunder shall, in the case of notice to be given to the Corporation, be addressed to:

          Myriad Entertainment & Resorts Inc.        1 (780) 431-0086 Office
          1000 10th Floor                            1 (780) 447-2981 Fax
          10050-112 Street
          Edmonton, AB T5K 2J1
          Attention: Scott Hawrelechko CEO

Any such notice or other communication shall be in writing and may be given by facsimile or delivery, and shall be deemed to have been given 12 hours after being faxed or upon receipt by a responsible officer of the addressee if delivered.

                                  APPENDIX "A"

                              REPRESENTATION LETTER
                      (FOR SUBSCRIBERS RESIDENT IN ONTARIO)


TO: MYRIAD ENTERTAINMENT & RESORTS INC. (the "Corporation")


In connection with the purchase by the undersigned subscriber (the "Subscriber") of Subscribed Shares, the Subscriber hereby represents, warrants, covenants and certifies to the Corporation that the Subscriber is purchasing the Subscribed Shares as principal for its own account, is a resident in Ontario and is an "accredited investor" within the meaning of Ontario Securities Commission Rule 45-501 by virtue of satisfying one of the indicated criteria as set out in Exhibit "1" to this Representation Letter and as so marked by the Subscriber.


The above representations, warranties and covenants will be true and correct as of the execution of this agreement and as of the Closing Time and will survive the completion of the issuance of the Subscribed Shares.


The foregoing representations, warranties and covenants are made by the undersigned with the intent that they be relied upon in determining its suitability as a purchaser of the Subscribed Shares and the undersigned agrees to indemnify the Corporation against all losses, claims, costs, expenses and damages or liabilities which the Corporation may suffer or incur caused or arising from reliance thereon. The undersigned undertakes to immediately notify the Corporation, at the address noted in section 22 of the Subscription Agreement, of any change in any statement or other information relating to the Subscriber set forth herein which takes place prior to the Closing Time.


                                           _____________________________________
                                           Date:                          , 2005


                                           _____________________________________
                                           Print name of Subscriber

                                           By:__________________________________
                                           Print Name


                                           _____________________________________
                                           Title

Exhibit "1" to Appendix "A" (for Subscribers resident in Ontario)

"accredited investor" means:

________ (a)      a bank listed in Schedule I or II of the Bank Act (Canada), or an authorized foreign bank listed in Schedule Ill of that Act;

________ (b)      the Business Development Bank incorporated under the Business
                  Development Bank Act (Canada);

________ (c)      a loan corporation or trust corporation registered under the
                  Loan and Trust Corporations Act (Ontario) or under the Trust and Loan Companies Act (Canada), or under comparable legislation in any other jurisdiction;

________ (d)      a co-operative credit society, credit union central,
                  federation of caisses populaires, credit union or league, or regional caisse populaire, or an association under the Cooperative Credit Associations Act (Canada), in each case, located in Canada;

________ (e)      a company licensed to do business as an insurance company in any jurisdiction;

________ (f)      a subsidiary of any company referred to in paragraph (a), (b),
                  (c), (d) or (e), where the company owns all of the voting shares of the subsidiary;

________ (g)      a person or company registered under the Securities Act
                  (Ontario) or securities legislation in another jurisdiction as an adviser or dealer, other than a limited market dealer;

________ (h)      the government of Canada or of any jurisdiction, or any crown corporation, instrumentality or agency of a Canadian federal, provincial or territorial government;

________ (i)      any Canadian municipality or any Canadian provincial or
                  territorial capital city;

________ (j)      any national, federal, state, provincial, territorial or
                  municipal government of or in any foreign jurisdiction, or any instrumentality or agency thereof;

________ (k)      a pension fund that is regulated by either the Office of the
                  Superintendent of Financial Institutions (Canada) or a provincial pension commission or similar regulatory authority;

________ (l)      a registered charity under the Income Tax Act (Canada);

________ (m)      an individual who beneficially owns, or who together with a spouse beneficially own, financial assets having an aggregate realizable value that, before taxes but net of any related liabilities, exceeds USD$1,000,000;

________ (n)      an individual whose net income before taxes exceeded
                  USD$200,000 in each of the two most recent years or whose net income before taxes combined with that of a spouse exceeded
                  USD$300,000 in each of those years and who, in either case, has a reasonable expectation of exceeding the same net income level in the current year;

_______  (o)      an individual who has been granted registration under the
                  Securities Act (Ontario) or securities legislation in another jurisdiction as a representative of a person or company referred to in paragraph (g), whether or not the individual's registration is still in effect;

________ (p)      a promoter of the issuer or an affiliated entity of a promoter of the issuer;

________ (q)      a spouse, parent, brother, sister grandparent or child of an officer, director or promoter of the issuer;

________ (r)      a person or company that, in relation to the issuer, is an affiliated entity or a person or company referred to in clause
                  (c) of the definition of distribution in subsection 1(1) of the Securities Act (Ontario);

________ (s)      an issuer that is acquiring securities of its own issue;

________ (t)      a company, limited liability company, limited partnership, limited liability partnership, trust or estate, other than a mutual fund or non-redeemable investment fund, that had net assets of at least USD$5,000,000 as reflected in its most recently prepared financial statements;

________ (u)      a person or company that is recognized by the Ontario
                  Securities Commission as an accredited investor;

________ (v)      a mutual fund or non-redeemable investment fund that, in
                  Ontario, distributes its securities only to persons or companies that are accredited investors;

________ (w)      a mutual fund or non-redeemable investment fund that, in
                  Ontario, distributes its securities under a prospectus for which a receipt has been granted by the Director (as defined in the Securities Act (Ontario)) or, if it has ceased distribution of its securities, has previously distributed securities in this manner;

________ (x)      a fully managed account if it is acquiring a security that is not a security of a mutual fund or non-redeemable investment fund;

________ (y)      an account that is fully managed by a trust Corporation
                  registered under the Loan and Trust Corporations Act (Ontario) or under the Trust and Loan Companies Act (Canada) or under comparable Legislation in any other jurisdiction;

________ (z)      an entity organized outside of Canada that is analogous to any of the entities referred to in paragraphs (a) through (g) and paragraph (k) in form and function; and

________ (aa)     a person or company in respect of which all of the owners of interests, direct or indirect, legal or beneficial, are persons or companies that are accredited investors;

(a) "company" means any corporation, incorporated association, incorporated syndicate or other incorporated organization;

(b) "control person" means any person, company or combination of persons or companies holding a sufficient number of any securities of the issuer to affect materially the control of the issuer but any holding of any persons, company or combination of persons or companies holding more than 20% of the outstanding voting securities of the issuer, in the absence of evidence to the contrary, shall be deemed to affect materially the control of the issuer;

(c) "director" where used in relation to a person, includes a person acting in a capacity similar to that of a director of a company;

(d) "entity" means a company, syndicate, partnership, trust or unincorporated or organization; (e) "financial assets" means cash, securities, or any contract of insurance or deposit or evidence thereof that is not a security for the purposes of the Securities Act (Ontario);

(f) "individual" means a natural person, but does not include a partnership, unincorporated association, unincorporated organization, trust or a natural person in his or her capacity as trustee, executor, administrator or other legal personal representative;

(g) "managed account" means an investment portfolio account of a client established in writing with a portfolio adviser who makes investment decisions for the account and has full discretion to trade in securities of the account without requiring the client's express consent to a transaction;

(h) "mutual fund" includes an issuer of securities that entitle the holder to receive on demand, or within a specified period after demand, an amount computed by reference to the value of a proportionate interest in the whole or in a part of the net assets, including a separate fund of trust account, of the issuer of the securities;

(i)      "non-redeemable investment fund" means an issuer:

         (i) whose primary purpose is to invest money provided by its security holders;

         (ii) that does not invest for the purpose of exercising effective control, seeking to exercise effective control, or being actively involved in he management of the issuers in which it invests, other than other mutual funds or non-redeemable investment funds; and

         (iii)    that is not a mutual fund;

(j) "officer" means the chair, any vice-chair of the board of directors, the president, any vice president, the secretary, the assistant secretary, the treasurer, the assistant treasurer, and the general manager of a company, and any other person designated an officer or a company by by-law or similar authority, or any individual acting in a similar capacity on behalf of the issuer;

(k) "person" means an individual, partnership, unincorporated association, unincorporated syndicate, unincorporated organization, trust, trustee, executor, administrator, or other legal representative;

(l)      "portfolio adviser" means:

         (i)      a portfolio manager; or

         (ii) a broker or investment dealer exempted from registration as an adviser under subsection 148(1) of the Regulation if that broker or investment dealer is not exempt from the by-laws or regulations of the Toronto Stock Exchange or the Investment Dealers' Association of Canada referred to in that subsection;

(m) "portfolio manager" means an advisor registered for the purpose of managing the investment portfolio of the client through discretionary authority granted by the clients;

(n) "promoter" means (a) a person or company who, acting alone or in conjunction with one or more other persons, companies or a combination thereof, directly or indirectly, has taken the initiative in founding, organizing or substantially reorganizing the business of the issuer, or
         (b) a person or company who, in connection with the founding, organizing or substantial reorganization of the business of the issuer, directly or indirectly, received in consideration of services or property, or both services and property, 10% or more of any class of securities of the issuer or 10% or more of the proceeds from the sale of any class of securities of a particular issue, but a person or company who receives such securities or proceeds either solely as underwriting commissions or solely in consideration of property shall not be deemed a promoter within the meaning of this definition if such person or company does not otherwise take part in founding, organizing or substantially reorganizing the business;

(o) "related liabilities" means liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets and liabilities that are secured by financial assets; and

(p) "spouse" in relation to an individual, means another individual to whom that individual is married, or another individual of the opposite sex or the same sex with whom that individual is living in a conjugal relationship outside marriage.

Affiliated Entities, Control and Subsidiaries

1. In Ontario Securities Commission Rule 45-501 a person or company is considered to be an affiliated entity of another person or company if one is a subsidiary entity of the other, or if both are subsidiary entities of the same person or company, or if each of them is controlled by the same person or company.

2. In Ontario Securities Commission Rule 45-501 a person or company is considered to be controlled by a person or company if

         (a)      in the case of a person or company:

                  (i) voting securities of the first mentioned person or company carrying more than 50% of the votes for the election of directors are held, otherwise than by way of security only, by or for the benefit of, the other person or company, and

                  (ii) the votes carried by the securities are entitled, if exercised, to elect a majority of the directors of the first-mentioned person or company;

         (b) in the case of a partnership that does not have directors, other than a limited partnership, the second-mentioned person or company holds more than 50% of the interests in the partnership; or

         (c) in the case of a limited partnership, the general partner is the second-mentioned person or company.

3. In Ontario Securities Commission Rule 45-501 a person or company is considered to be a subsidiary entity of another person or company if

         (a)      it is controlled by,

                  (i)      that other, or

                  (ii) that other and one or more persons or companies each of which is controlled by that other; or

                  (iii) two or more persons or companies, each of which is controlled by that other, or

         (b) it is a subsidiary entity of a person or company that is the other's subsidiary entity.

                                  APPENDIX "B"
                                  ------------

                              REPRESENTATION LETTER

(FOR SUBSCRIBERS RESIDENT IN ALBERTA, BRITISH COLUMBIA, SASKATCHEWAN OR MANITOBA
 PURCHASING PURSUANT TO THE MULTILATERAL 45-103 ACCREDITED INVESTOR EXEMPTION)


TO: MYRIAD ENTERTAINMENT & RESORTS INC. (the "Corporation")


In connection with the purchase by the undersigned subscriber (the "Subscriber") of the Subscribed Shares, the Subscriber hereby represents, warrants, covenants and certifies to the Corporation that the Subscriber is resident in (circle place of residency) Alberta, British Columbia, Saskatchewan or Manitoba and is an "accredited investor" within the meaning of Multilateral Instrument 45-103 by virtue of satisfying one of the indicated criteria as set out in Exhibit "1" to this Representation Letter and as so marked by the Subscriber.

The above representations, warranties and covenants will be true and correct as of the execution of this agreement and as of the Closing Time and will survive the completion of the issuance of the Subscribed Shares.

The foregoing representations, warranties and covenants are made by the undersigned with the intent that they be relied upon in determining its suitability as a purchaser of the Subscribed Shares and the undersigned agrees to indemnify the Corporation against all losses, claims, costs, expenses and damages or liabilities which the Corporation may suffer or incur caused or arising from reliance thereon. The undersigned undertakes to immediately notify the Corporation, at the address noted in section 22 of the Subscription Agreement, of any change in any statement or other information relating to the Subscriber set forth herein which takes place prior to the Closing Time.

IMPORTANT: Please initial Exhibit "1" on the next page next to the applicable category



                                             ___________________________________
                                             Date:                        , 2005


                                             ___________________________________
                                             Print name of Subscriber

                                             By:________________________________
                                             Print Name

                                             ___________________________________
                                             Title

Exhibit "1" to Appendix "B"

Accredited Investor - (defined in Multilateral Instrument 45-103) means:

______   (a)      a Canadian financial institution, or an authorized foreign bank listed in Schedule III of the Bank Act (Canada),

______   (b)      the Business Development Bank of Canada incorporated under the
                  Business Development Bank of Canada Act (Canada),

______   (c)      an association under the Cooperative Credit Associations Act
                  (Canada) located in Canada, or a central cooperative credit society for which an order has been made under subsection
                  473(1) of that Act,

______   (d)      a subsidiary of any person or company referred to in
                  paragraphs (a) to (c), if the person or company owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary,

______   (e)      a person or company registered under the securities
                  legislation of a jurisdiction of Canada, as an adviser or dealer, other than a limited market dealer registered under the Securities Act (Ontario) or the Securities Act
                  (Newfoundland and Labrador),

______   (f)      an individual registered or formerly registered under the
                  securities legislation of a jurisdiction of Canada, as a representative of a person or company referred to in paragraph
                  (e),

______   (g)      the government of Canada or a jurisdiction of Canada, or any crown corporation agency or wholly owned entity of the government of Canada or a jurisdiction of Canada,

______   (h)      a municipality, public board or commission in Canada,

______   (i)      any national, federal, state, provincial, territorial or
                  municipal government of or in any foreign jurisdiction, or any agency of that government,

______   (j)      a pension fund that is regulated by either the Office of the
                  Superintendent of Financial Institutions (Canada) or a pension commission or similar regulatory authority of a jurisdiction of Canada,

______   (k)      an individual who, either alone or jointly with a spouse,
                  beneficially owns, directly or indirectly, financial assets having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds USD$1,000,000,

______   (l)      an individual whose net income before taxes exceeded
                  USD$200,000 in each of the two most recent years or whose net income before taxes combined with that of a spouse exceeded
                  USD$300,000 in each of the two most recent years and who, in either case, reasonably expects to exceed that net income level in the current year,

______   (m)      a person or company, other than a mutual fund or
                  non-redeemable investment fund, that either alone or with a spouse, has net assets of at least USD$5,000,000, and unless the person or company is an individual, that amount is shown on its most recently prepared financial statements,

______   (n)      a mutual fund or non-redeemable investment fund that, in the local jurisdiction, distributes its securities only to persons or companies that are accredited investors,

______   (o)      a mutual fund or non-redeemable investment fund that, in the local jurisdiction, is distributing or has distributed its securities under one or more prospectuses for which the regulator has issued receipts,

______   (p)      a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act
                  (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, trading as a trustee or agent on behalf of a fully managed account,

______   (q)      a person or company trading as agent on behalf of a fully
                  managed account if that person or company is registered or authorized to carry on business under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction as a portfolio manager or the equivalent category of adviser or is exempt from registration as a portfolio manager or the equivalent category of adviser,

______   (r)      a registered charity under the Income Tax Act (Canada), that in regard to the trade, has obtained advice from an eligibility adviser or other adviser registered to provide advice on the securities being traded,

______   (s)      an entity organized in a foreign jurisdiction that is
                  analogous to any of the entities referred to in paragraphs (a) through (e) and paragraph (j) in form and function, or

______   (t)      a person or company in respect of which all of the owners of interests, direct or indirect, legal or beneficial, except the voting securities required by law to be owned by directors, are persons or companies that are accredited investors.


NOTE: The Subscriber must initial beside the applicable portion of the above definition.

For the purposes hereof:

All monetary references are in Canadian Dollars.

"CANADIAN FINANCIAL INSTITUTION" means a bank, loan corporation, trust company, insurance company, treasury branch, credit union or caisse populaire that, in each case, is authorized to carry on business in Canada or a province or territory of Canada, or the Confederation des caisses populaires et d'economic Desjardins de Quebec.

"FINANCIAL ASSETS" means cash and securities.

"FULLY MANAGED ACCOUNT" means an account for which a person or company makes the investment decisions if that person or company has full discretion to trade in securities for the account without requiring the client's express consent to a transaction.

"INDIVIDUAL" means a natural person, but does not include a partnership, unincorporated association, unincorporated organization, trust or a natural person in his or her capacity as trustee, executor, administrator or other legal personal representative.

"MUTUAL FUND" includes an issuer of a security that entitles the holder to receive on demand, or within a specified period after demand, an amount computed by reference to the value of a proportionate interest in the whole or in a part of the net assets, including a separate fund of trust account, of the issuer of the security.

"NON-REDEEMABLE INVESTMENT FUND" means an issuer

         (i) whose primary purpose is to invest money provided by its securityholders;

         (ii) that does not invest for the purpose of exercising effective control, seeking to exercise effective control, or being actively involved in the management of the issuers in which it invests, other than other mutual funds or non-redeemable investment funds; and

         (iii)    that is not a mutual fund.

"RELATED LIABILITIES" means liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets and liabilities that are secured by financial assets.

                                  APPENDIX "C"
                                  ------------


                              REPRESENTATION LETTER
   (FOR SUBSCRIBERS RESIDENT IN ALBERTA, BRITISH COLUMBIA AND SASKATCHEWAN OR MANITOBA PURCHASING PURSUANT TO THE MULTILATERAL 45-103 FAMILY, FRIENDS AND
                         BUSINESS ASSOCIATES EXEMPTION)


TO: MYRIAD ENTERTAINMENT & RESORTS INC.


In connection with the purchase by the undersigned subscriber (the "Subscriber") of the Subscribed Shares, the Subscriber hereby represents, warrants, covenants and certifies to the Corporation that the Subscriber is resident in (circle place of residency) Alberta, British Columbia, Saskatchewan or Manitoba and:

if the Subscriber circled 1(e)(i)(B)(II)(4) in the attached Subscription
         Agreement, is a close personal friend of a director, senior officer or control person of the Corporation or of an affiliate of the Corporation and is so because [describe relationship]:

         _______________________________________________________________________
         _______________________________________________________________________
         _______________________________________________________________________
         _______________________________________________________________________
         _______________________________________________________________________
         _______________________________________________________________________
         _______________________________________________________________________



if the Subscriber circled 1(e)(i)(B)(II)(5) in the attached Subscription
         Agreement, is a close business associate of a director, senior officer or control person of the Corporation, or an affiliate of the Corporation and is so because [describe relationship]:

         _______________________________________________________________________
         _______________________________________________________________________
         _______________________________________________________________________
         _______________________________________________________________________
         _______________________________________________________________________
         _______________________________________________________________________
if the Subscriber circled 1(e)(i)(B)(II)(7) in the attached Subscription
         Agreement, is a close personal friend or close business associate of a founder of the Corporation and is so because [describe relationship]:

         _______________________________________________________________________
         _______________________________________________________________________
         _______________________________________________________________________
         _______________________________________________________________________
         _______________________________________________________________________
         _______________________________________________________________________



if the Subscriber circled 1(e)(i)(B)(II)(9) in the attached Subscription
         Agreement, is a person or company of which a majority of the voting securities are beneficially owned by, or a majority of the directors are:

         person(s) described in 1(e)(i)(B)(II)(4) and/or (5) and/or (7) and has completed (a), (b) or (c) above, as applicable, or if other than as specified in subparagraph (i) above (underline applicable reference):

                  (A) a director, senior officer or control person of the Corporation, or of an affiliate of the Corporation,

                  (B) a spouse, parent, grandparent, brother, sister or child of a director, senior officer or control person of the Corporation, or of an affiliate of the Corporation,

                  (C) a parent, grandparent, brother, sister or child of the spouse of a director, senior officer or control person of the Corporation or of an affiliate of the Corporation,

                  (D) a founder of the Corporation or a spouse, parent, grandparent, brother, sister or child of a founder of the Corporation,

                  (E) a parent, grandparent, brother, sister or child of the spouse of a founder of the Corporation.


if the Subscriber circled 1(e)(i)(B)(II)(10) in the attached Subscription
         Agreement, is a trust or estate of which all of the beneficiaries or a majority of the trustees are persons or companies:

         described in 1(e)(i)(B)(II)(4) and/or (5) and/or (7) and has completed
                  (a), (b) or (c) above, as applicable, or

         if other than as specified in subparagraph (i) above, who are (underline applicable reference):

                  (A) a director, senior officer or control person of the Corporation, or of an affiliate of the Corporation,

                  (B) a spouse, parent, grandparent, brother, sister or child of a director, senior officer or control person of the Corporation, or of an affiliate of the Corporation,

                  (C) a parent, grandparent, brother, sister or child of the spouse of a director, senior officer or control person of the Corporation or of an affiliate of the Corporation,

                  (D) a founder of the Corporation or a spouse, parent, grandparent, brother, sister or child of a founder of the Corporation,

                  (E) a parent, grandparent, brother, sister or child of the spouse of a founder of the Corporation.

The above representations, warranties and covenants will be true and correct as of the execution of this agreement and as of the Closing Time and will survive the completion of the issuance of the Subscribed Shares.

The foregoing representations, warranties and covenants are made by the undersigned with the intent that they be relied upon in determining its suitability as a purchaser of the Subscribed Shares and the undersigned agrees to indemnify the Corporation against all losses, claims, costs, expenses and damages or liabilities which the Corporation may suffer or incur caused or arising from reliance thereon. The undersigned undertakes to immediately notify the Corporation, at the addresses noted in section 22 of the Subscription Agreement, of any change in any statement or other information relating to the Subscriber set forth herein which takes place prior to the Closing Time.


                                             ___________________________________
                                             Date:                        , 2005


                                             ___________________________________
                                             Print name of Subscriber

                                             By:________________________________
                                             Print Name

                                             ___________________________________
                                             Title

                                  APPENDIX "D"
                                  ------------

      (FOR SUBSCRIBERS RESIDENT IN SASKATCHEWAN PURCHASING PURSUANT TO THE MULTILATERAL 45-103 FAMILY, FRIENDS AND BUSINESS ASSOCIATES EXEMPTION - CLOSE
              PERSONAL FRIEND OR CLOSE BUSINESS ASSOCIATE PORTION)

                                 FORM 45-1 03F5

--------------------------------------------------------------------------------
                              Risk Acknowledgement

        Saskatchewan Close Personal Friends and Close Business Associates


I acknowledge that this is a risky investment:

o        I am investing entirely at my own risk.

o No securities regulatory authority has evaluated or endorsed the merits of these securities.

o The person selling me these securities is not registered with a securities regulatory authority and has no duty to tell me whether this investment is suitable for me.

o I will not be able to sell these securities except in very limited circumstances. I may never be able to sell these securities.

o        I could lose all the money I invest.

o I do not have a 2-day right to cancel my purchase of these securities or the statutory rights of action for misrepresentation I would have if I were purchasing the securities under a prospectus.

I am investing USD$ ___________________ [total consideration] in total; this includes any amount I am obliged to pay in future.

I am a close personal friend or close business associate of ________________ [state name], who is a _________________ [state title- founder, director, senior officer or control person] of _________________ _______________________________
[state name of issuer or its affiliate -- if an affiliate state "an affiliate of the issuer" and give the issuer's name].

I acknowledge that I am purchasing based on my close relationship with ___________________ [state name of founder, director, senior officer or control person] whom I know well enough and for a sufficient period of time to be able to assess her/his capabilities and trustworthiness.

I acknowledge that this is a risky investment and that I could lose all the money I invest.


______________________________               ___________________________________
Date                                         Signature of Subscriber


                                             ___________________________________
                                             Print name of Subscriber

Sign 2 copies of this document. Keep one copy for your records.

YOU ARE BUYING EXEMPT MARKET SECURITIES

They are called exempt market securities because two parts of securities law do not apply to them. If an issuer wants to sell exempt market securities to you:

o the issuer does not have to give you a prospectus (a document that describes the investment in detail and gives you some legal protections), and

o the securities do not have to be sold by an investment dealer registered with a securities regulatory authority.

There are restrictions on your ability to resell exempt market securities. Exempt market securities are more risky than other securities.

YOU MAY NOT RECEIVE ANY WRITTEN INFORMATION ABOUT THE ISSUER OR ITS BUSINESS If you have any questions about the issuer or its business, ask for written clarification before you purchase the securities. You should consult your own professional advisers before investing in the securities.

YOU WILL NOT RECEIVE ADVICE
Unless you consult your own professional advisers, you will not get professional advice about whether the investment is suitable for you.

THE ISSUER OF YOUR SECURITIES IS A NON-REPORTING ISSUER
A non-reporting issuer does not have to publish financial information or notify the public of changes in its business. You may not receive ongoing information about this issuer. You can only sell the securities of a non-reporting issuer in very limited circumstances. You may never be able to sell these securities.

THE SECURITIES YOU ARE BUYING ARE NOT LISTED
The securities you are buying are not listed on any stock exchange, and they may never be listed. There may be no market for these securities. You may never be able to sell these securities.

For more information on the exempt market, refer to the Saskatchewan Financial Services Commission's website at http://www.sfsc.qov.sk.ca.


THE SUBSCRIBER MUST SIGN 2 COPIES OF THIS FORM. THE PURCHASER AND THE ISSUER MUST EACH RECEIVE A SIGNED COPY.